Income Taxes - Schedule of Profit and Loss from Continuing Operations Before Income Taxes and Components of Current and Deferred Income Tax Expense (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2015	Jun. 30, 2014
Income Tax Disclosure [Abstract]
Income before income taxes	$ 6,890	$ 2,479	$ 14,079	$ 8,922
Income tax benefit (expense)	$ (3)	$ 18	$ (6)	$ (1)
Effective tax rate	0.00%	0.00%	0.00%	0.00%